Principal Exchange-Traded Funds
Supplement dated January 10, 2022
to the Prospectus dated November 1, 2021
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL INVESTMENT GRADE CORPORATE ACTIVE ETF
In the Investment Advisor and Portfolio Managers section, delete Matt Minnetian and add the following alphabetically:
•Randy R. Woodbury (since 2022), Portfolio Manager

MANAGEMENT OF THE FUNDS
Under The Manager and Advisor, delete all references to Matt Minnetian and add the following alphabetically to the list of portfolio managers:
Randy R. Woodbury has been with Principal® since 1998. He earned a bachelor’s degree in Finance and an M.B.A. in Finance from Iowa State University, as well as a master’s degree in Theology from Midwestern Baptist Theological Seminary. Mr. Woodbury has earned the right to use the Chartered Financial Analyst designation.